Exhibit 99.1

Prudential Financial completes sale to Empower

of full-service retirement business

Transaction advances Prudential’s transformation into a higher growth, less market sensitive,

more nimble business

NEWARK, N.J., April 4, 2022 – Prudential Financial, Inc. (NYSE: PRU) announced today the completion of the sale of its full-service retirement business to Empower, the second-largest retirement provider in the U.S.

On July 21, 2021, Prudential announced it had entered into an agreement with Empower to sell its full-service retirement plan recordkeeping and administration business, inclusive of Prudential’s defined contribution, defined benefit, non-qualified and rollover IRA business in addition to its stable value and separate accounts investment products and platforms. The agreement included more than 1,800 employees who provide a comprehensive suite of retirement recordkeeping and administration services to financial professionals, plan sponsors and participants. Prudential will continue to partner with Empower through the transition.

“The close of this transaction marks another significant milestone in Prudential’s strategy to become a higher growth, less market sensitive, more nimble business,” said Andy Sullivan, executive vice president and head of Prudential’s U.S. Businesses. “Empower, like Prudential, is driven by purpose and in them we found a partner with the scale and expertise to ensure long-term success for the retirement business. As we execute on Prudential’s strategy, we remain committed to helping millions of people prepare for and make the most of their retirement years, working with institutions and directly with individuals through our Retirement Strategies, Prudential Advisors and asset management businesses.”

Prudential also closed the sale of a portion of its legacy traditional variable annuity block to Fortitude Re on April 1, 2022.

About Prudential Financial, Inc.

Prudential Financial, Inc. (NYSE: PRU), a global financial services leader and premier active global investment manager with more than $1.5 trillion in assets under management as of Dec. 31, 2021, has operations in the United States, Asia, Europe, and Latin America. Prudential’s diverse and talented employees help to make lives better by creating financial opportunity for more people. Prudential’s iconic Rock symbol has stood for strength, stability, expertise, and innovation for more than a century. For more information, please visit news.prudential.com.

Prudential Media Contact: Bill Launder, 973-802-8760, bill.launder@prudential.com

Forward-Looking Statements

Certain of the statements included in this release, such as those regarding the company’s strategy with respect to the growth prospects and market sensitivity of its business, constitute forward-looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. Words such as “expects,” “believes,” “anticipates,” “includes,” “plans,” “assumes,” “estimates,” “projects,” “intends,” “should,” “will,” “shall” or variations of such words are generally part of forward-looking statements. Forward-looking statements are made based on management’s current expectations and beliefs concerning future developments and their potential effects upon Prudential Financial, Inc. and its subsidiaries. There can be no assurance that future developments affecting Prudential Financial, Inc. and its subsidiaries will be those anticipated by management. These forward-looking statements are not a guarantee of future performance and involve risks and uncertainties, and there are certain important factors that could cause actual results to differ, possibly materially, from expectations or estimates reflected in such forward-looking statements. Certain important factors that could cause actual results to differ, possibly materially, from expectations or estimates reflected in such forward-looking statements can be found in the “Risk Factors” and “Forward-Looking Statements” sections included in Prudential’s Annual Report on Form 10-K. Prudential does not undertake to update any particular forward-looking statement included in this document.